Huntington ForeRetirement Variable Annuity

Supplement Dated January 12, 2015 to your

Prospectus dated May 1, 2014

The Board of Trustees of The Huntington Funds on October 30, 2014, considered and approved the recommendation of Huntington Asset Advisors, Inc. to dissolve and liquidate the Huntington VA International Equity Fund on or about the close of business on March 6, 2015.

LIQUIDATING FUND

Huntington VA International Equity

Effective as of the close of business on or about March 6, 2015, any Contract Value allocated to the Huntington VA International Equity Fund’s Sub-Account will be transferred to the Invesco V. I. Money Market Fund Sub-Account.

Due to the liquidation of the Fund, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades effective as of the close of business on March 5, 2015.  You may transfer some or all of your Contract Value in the affected Sub-Account to other investment options currently offered by your Contract.

Also, effective as of the close of business on March 6, 2015:

(i)         any Dollar Cost Averaging, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the affected Sub-Account will be terminated; and

(ii)      Systematic Withdrawal Programs will continue uninterrupted and will be automatically updated to reflect the Invesco V.I. Money Market Fund Sub-Account unless new instructions are provided.

Upon completion of the termination and liquidation of the Huntington VA International Equity Fund, all references to the Huntington VA International Equity Fund in the prospectus are deleted.

This Supplement Should Be Retained For Future Reference.

HFR.1-011215-FC